Exhibit 99.1
FOR IMMEDIATE RELEASE

CONTACT:

Lynne Adams
(623) 587-2104

PetSmart Media Line
623-587-2177

PETSMART REPORTS 2005 RESULTS

• Earnings of $1.25 per Share	• Comp Sales Growth of 4.2 Percent
• Services Sales Up 24 Percent
PHOENIX – March 1, 2006 – PetSmart, Inc. today reported net income of $70.9 million, or $0.50 per diluted share, for the fiscal fourth quarter of 2005. That compares with net income of $65.0 million, or $0.43 per diluted share, for the fourth quarter of fiscal 2004.
     The fourth quarter of 2005 included benefits from a credit card rate settlement and an adjustment to the company’s stock-based compensation expense. The fourth quarter of 2004 included a benefit from the recognition of a legal settlement. Excluding these amounts, the company’s non-GAAP earnings per diluted share were $0.47 in the fourth quarter of 2005 and $0.41 in the fourth quarter of 2004.
     For all of fiscal 2005, the company reported net income of $182.5 million, or $1.25 per diluted share. That compares with fiscal 2004 net income of $157.5 million, or $1.05 per diluted share.
     Fiscal 2005 included benefits for the credit card settlement and the stock-based compensation adjustment, as well as a previously disclosed first quarter legal settlement and tax adjustments in the third quarter. Fiscal 2004 included a benefit from the recognition of a legal settlement. Excluding those amounts, non-GAAP earnings per diluted share were $1.17 in fiscal 2005 and $1.03 in fiscal 2004.
     Results for 2004 have been restated to retroactively apply the adoption of SFAS 123R, which requires that all stock-based compensation be expensed and accounted for using a fair-value-based method. All 2004 results discussed in this release reflect this restatement.
     “In 2005, PetSmart once again delivered solid results and generated meaningful returns for our shareholders,” said Phil Francis, chairman and CEO. “We demonstrated the underlying strength of our business model and our ability to thrive in a variety of economic conditions. We grew, we continued to gain share, and we further strengthened our competitive position.”

Sales
     Net sales for the fourth quarter of 2005 were $1.05 billion, compared to $934.3 million for the same period in 2004, and comparable store sales – or sales in stores open at least a year – grew 4.5 percent in the fourth quarter, on top of 4.6 percent in the fourth quarter of 2004.
     PetSmart generated $3.76 billion in net sales in 2005, up from $3.36 billion in net sales a year ago. Comparable store sales grew 4.2 percent in 2005, on top of 6.3 percent growth in 2004.
     “I’m pleased to report that our business was strong throughout the fourth quarter. Our traffic returned to a more normal pattern, we had a good holiday season, and our services business continued to generate meaningful, consistent growth,” Francis said.
     During the fourth quarter, pet services sales were $79.5 million, up 27 percent from the same period last year. For the full year, pet services generated $298.9 million in revenue, or 24 percent growth over 2004.
     PetSmart opened 36 new stores and closed one location during the fourth quarter of 2005, which compares with 24 new stores and no closures during the fourth quarter of 2004. During 2005, the company opened 107 new stores and closed seven locations, compared with 92 new stores and nine closures in 2004.
Gross margins and expense
     Gross margins were 33.2 percent in the fourth quarter of 2005, compared with 32.6 percent in the same period in 2004. Gross margins for all of 2005 were 31.3 percent, compared with 30.9 percent in the previous year.
     Operating, general and administrative expenses were 21.6 percent of net sales in the fourth quarter of 2005, compared with 21.2 percent in the fourth quarter of 2004. Excluding the benefits listed above, non-GAAP operating, general and administrative expenses were 22.0 percent of net sales in the fourth quarter of 2005, compared with 21.6 percent in the fourth quarter of 2004.
     For all of 2005, operating, general and administrative expenses were 23.0 percent of net sales, compared with 23.2 percent in 2004. Excluding the benefits listed above, non-GAAP operating, general and administrative expenses were 23.4 percent of net sales in 2005, compared with 23.3 percent in the same period in 2004.
Pre-tax income
     PetSmart generated pre-tax income of 11.0 percent of sales in the fourth quarter and 7.7 percent of sales for 2005. That compares with 10.9 percent and 7.2 percent for the comparable periods last year. Excluding the various items described above, non-GAAP pre-tax income was 10.6 percent in the fourth quarter and 7.3 percent for 2005, compared to 10.5 percent in the fourth quarter of 2004 and 7.1 percent for all of 2004.

Share purchases and dividend payments
     PetSmart purchased approximately 2.3 million of its shares at an average price of $24.65 during the fourth quarter of 2005. At the end of the fourth quarter, the company had used $160 million of its current, $270 million authorization, which extends through the end of 2006.
     As previously announced, the company paid a dividend of $0.03 per share on February 10, 2006, to shareholders of record at the close of business on January 27, 2006.
Outlook
     PetSmart projects comparable store sales in the low- to mid-single digits for the first quarter of 2006 and in the mid-single digits for the full year. It estimates earnings of $0.28 to $0.30 per share in the first quarter and $1.37 to $1.39 per share for the full year.
PetSmart Charities Results
     PetSmart Charities, an independent 501(c)3 organization affiliated with the company, granted $10.3 million dollars to animal welfare organizations during 2005 and raised a total of $3.5 million for hurricane relief. Through its in-store adoption program, PetSmart and PetSmart Charities saved the lives of 371,000 pets in 2005, for a total of 2.4 million lives saved since the inception of the program.
Conference call information
     PetSmart management has scheduled a teleconference for 4:30 p.m. (EST) today to discuss results for the fourth quarter of 2005 as well as the current outlook. This teleconference will be Web-cast live for all investors at www.petm.com or www.streetevents.com. The Web-cast will be available until the company announces results for the first quarter of 2006. In addition, you can listen to the call live by dialing 800-709-7416 (within the United States and Canada) or 706-679-5320 (for international callers), code 2942227. A phone replay will also be available through March 15, 2006, at 800-642-1687 in the United States and Canada, or at 706-645-9291 for international callers, code 2942227.
About PetSmart
     PetSmart, Inc., (NASDAQ: PETM) is the largest specialty retailer of services and solutions for the lifetime needs of pets. The company operates more than 825 pet stores in the United States and Canada, a growing number of PetsHotels, as well as the Internet’s leading online provider of pet products and information (www.PetSmart.com). PetSmart provides a broad range of competitively priced pet food and supplies, and offers complete pet training, grooming and adoption services. Since 1994, PetSmart Charities, an independent 501(c)3 organization, has donated more than $40 million to animal welfare programs and, through its in-store adoption programs, has saved the lives of more than two million pets.

Forward-looking statements
     This news release contains forward-looking statements including statements relating to future revenue growth and goals and future business opportunities that involve substantial risks and uncertainties. Such risks and uncertainties include, but are not limited to, general economic conditions, competitive forces and our ability to manage our operations and growth. Actual results and developments may therefore differ materially from those described in this release. For more information about PetSmart, Inc., and risks arising when investing in PetSmart, Inc., you are directed to the company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.
Statement of utility
     PetSmart continues to provide all information required in accordance with Generally Accepted Accounting Principles (GAAP), but it believes that evaluating its ongoing operating results may be difficult if an investor is limited to reviewing only GAAP financial measures. Accordingly, PetSmart uses non-GAAP financial measures of its performance internally to evaluate its ongoing operations and to allocate resources within the organization.
     PetSmart’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The non-GAAP financial measures used by PetSmart may not be consistent with the presentation of similar companies in PetSmart’s industry. However, PetSmart presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate PetSmart’s operating results in a manner that focuses on what it believes to be its ongoing business operations.
     PetSmart’s management believes it is useful for itself and investors to review both GAAP information and non-GAAP measures of earnings per share, operating, general and administrative expenses and pre-tax income, as adjusted to exclude for 2005: (1) a credit card settlement in the fourth quarter of 2005, (2) a stock-based compensation adjustment in the fourth quarter of 2005, (3) tax adjustments in the third quarter of 2005, and (4) a legal settlement in the first quarter of 2005; and for 2004, a legal settlement in the fourth quarter of 2004, in each case to have a better understanding of the overall performance of PetSmart’s business and its ability to perform in subsequent periods.
     Management believes the inclusion of these non-GAAP financial measures provides consistency and comparability with past reports of financial results and better enables investors to evaluate the ongoing operations and prospects of PetSmart by providing a better comparison to prior periods. Whenever PetSmart uses such a non-GAAP financial measure, it strives where possible to provide a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure.
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PetSmart, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except store and per share data)
(Unaudited)

	Quarter Ended		Quarter Ended		Fiscal Year Ended		Fiscal Year Ended
	January 29, 2006	% of Sales	January 30, 2005 (1)	% of Sales	January 29, 2006	% of Sales	January 30, 2005 (1)	% of Sales

Net sales	$1,050,589	100.00%	$934,304	100.00%	$3,760,499	100.00%	$3,363,452	100.00%
Cost of sales	701,981	66.82%	630,146	67.45%	2,584,304	68.72%	2,324,865	69.12%

Gross profit	348,608	33.18%	304,158	32.55%	1,176,195	31.28%	1,038,587	30.88%

Operating, general and administrative expenses	226,798	21.59%	197,917	21.18%	864,815	23.00%	781,248	23.23%

Operating income	121,810	11.59%	106,241	11.37%	311,380	8.28%	257,339	7.65%

Interest expense, net	6,332	0.60%	4,684	0.50%	22,171	0.59%	16,535	0.49%

Income before income tax expense	115,478	10.99%	101,557	10.87%	289,209	7.69%	240,804	7.16%

Income tax expense	44,575	4.24%	36,566	3.91%	106,719	2.84%	83,351	2.48%

Net income	$70,903	6.75%	$64,991	6.96%	$182,490	4.85%	$157,453	4.68%

Basic earnings per share	$0.51		$0.45		$1.30		$1.09

Diluted earnings per share	$0.50		$0.43		$1.25		$1.05

Weighted average shares outstanding — basic	137,974		144,627		140,791		143,888
Weighted average shares outstanding — diluted	142,130		150,098		145,577		149,652

Stores open at beginning of each period	791		702		726		643
Stores opened during each period	36		24		107		92
Stores closed during each period	(1)		—		(7)		(9)
Stores open at end of each period	826		726		826		726

(1)	The financial information has been restated to reflect the adoption of SFAS No. 123(R).

PetSmart, Inc. and Subsidiaries
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(Unaudited)

	January 29,	January 30,
	2006	2005
Assets
Cash and cash equivalents	$110,415	$87,032
Short term investments	219,900	313,575
Receivables, net	36,902	27,123
Merchandise inventories	399,413	337,281
Other current assets	73,866	63,839

Total current assets	840,496	828,850

Property and equipment, net	857,658	699,262
Deferred income taxes	92,092	81,863
Other noncurrent assets	73,445	68,432

Total assets	$1,863,691	$1,678,407

Liabilities and Stockholders’ Equity
Accounts payable	$155,424	$130,320
Other current liabilities	294,747	214,016
Current portion capital lease obligations	12,559	6,585

Total current liabilities	462,730	350,921

Capital lease obligations	351,564	244,150
Other noncurrent liabilities	108,647	109,389

Total liabilities	922,941	704,460

Stockholders’ equity	940,750	973,947

Total liabilities and stockholders’ equity	$1,863,691	$1,678,407

PetSmart, Inc. and Subsidiaries
Reconciliation of non-GAAP measures to GAAP measures
(In thousand, except per share data)
(unaudited)

	Fiscal Year Ended January 29, 2006
	As reported (GAAP)			Reconciling Items			Non-GAAP

			Legal		Credit card	Stock comp
			settlement (a)	Tax adjustments (b)	settlement (c)	adjustment(d)

Net sales	$3,760,499	100.00%					$3,760,499	100.00%
Cost of sales	2,584,304	68.72%					2,584,304	68.72%

Gross profit	1,176,195	31.28%	—	—	—	—	1,176,195	31.28%

Operating, general and administrative expenses	864,815	23.00%	8,500		2,750	1,900	877,965	23.35%

Operating income	311,380	8.28%	(8,500)	—	(2,750)	(1,900)	298,230	7.93%

Interest expense, net	22,171	0.59%					22,171	0.59%

Income before income tax expense	289,209	7.69%	(8,500)	—	(2,750)	(1,900)	276,059	7.34%

Income tax expense	106,719	2.84%	(3,273)	3,797	(1,059)		106,184	2.82%

Net income	$182,490	4.85%	$(5,227)	$(3,797)	$(1,691)	$(1,900)	$169,875	4.52%

Basic earnings per share	$1.30						$1.21

Diluted earnings per share	$1.25						$1.17

Weighted average number of shares outstanding — basic	140,791						140,791
Weighted average number of shares outstanding — diluted	145,577						145,577

	Fiscal Quarter Ended January 29, 2006
	As reported (GAAP)		Reconciling Items		Non-GAAP

			Credit card	Stock comp
			settlement (c)	adjustment (d)

Net sales	$1,050,589	100.00%			$1,050,589	100.00%
Cost of sales	701,981	66.82%			701,981	66.82%

Gross profit	348,608	33.18%	—	—	348,608	33.18%

Operating, general and administrative expenses	226,798	21.59%	2,750	1,900	231,448	22.03%

Operating income	121,810	11.59%	(2,750)	(1,900)	117,160	11.15%

Interest expense, net	6,332	0.60%			6,332	0.60%

Income before income tax expense	115,478	10.99%	(2,750)	(1,900)	110,828	10.55%

Income tax expense	44,575	4.24%	(1,059)		43,516	4.14%

Net income	$70,903	6.75%	$(1,691)	$(1,900)	$67,312	6.41%

Basic earnings per share	$0.51				$0.49

Diluted earnings per share	$0.50				$0.47

Weighted average number of shares outstanding — basic	137,974				137,974
Weighted average number of shares outstanding — diluted	142,130				142,130

(a)	Legal settlement recognized in the first quarter of fiscal 2005.

(b)	Reversal of tax contingency reserves partially offset by additional expense from a correction of deferred tax assets in the third quarter of fiscal 2005.

(c)	Recognition of the Company’s share of proceeds from a VISA/Mastercard antitrust litigation settlement.

(d)	Adjustment to stock based compensation expense to correct an error in amounts recorded for a prior year.

PetSmart, Inc. and Subsidiaries
Reconciliation of non-GAAP to GAAP Measures
(In thousands, except per share data)
(Unaudited)

	Fiscal Year Ended January 30, 2005
	As reported (GAAP)		Reconciling Item	Non-GAAP
			Legal settlement
Net sales	$3,363,452	100.00%		$3,363,452	100.00%
Cost of sales	2,324,865	69.12%		2,324,865	69.12%

Gross profit	1,038,587	30.88%	—	1,038,587	30.88%

Operating, general and administrative expenses	781,248	23.23%	3,600	784,848	23.33%

Operating income	257,339	7.65%	(3,600)	253,739	7.54%

Interest expense, net	16,535	0.49%		16,535	0.49%

Income before income tax expense	240,804	7.16%	(3,600)	237,204	7.05%

Income tax expense	83,351	2.48%		83,351	2.48%

Net income	$157,453	4.68%	$(3,600)	$153,853	4.57%

Basic earnings per share	$1.09			$1.07

Diluted earnings per share	$1.05			$1.03

Weighted average number of shares outstanding — basic	143,888			143,888
Weighted average number of shares outstanding — diluted	149,652			149,652

	Fiscal Quarter Ended January 30, 2005
	As reported (GAAP)		Reconciling Item	Non-GAAP
			Legal settlement
Net sales	$934,304	100.00%		$934,304	100.00%
Cost of sales	630,146	67.45%		630,146	67.45%

Gross profit	304,158	32.55%	—	304,158	32.55%

Operating, general and administrative expenses	197,917	21.18%	3,600	201,517	21.57%

Operating income	106,241	11.37%	(3,600)	102,641	10.99%

Interest expense, net	4,684	0.50%		4,684	0.50%

Income before income tax expense	101,557	10.87%	(3,600)	97,957	10.48%

Income tax expense	36,566	3.91%		36,566	3.91%

Net income	$64,991	6.96%	$(3,600)	$61,391	6.57%

Basic earnings per share	$0.45			$0.42

Diluted earnings per share	$0.43			$0.41

Weighted average number of shares outstanding — basic	144,627			144,627
Weighted average number of shares outstanding — diluted	150,098			150,098